SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 25, 2003

                                   VANS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-19402                             33-0272893
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     (Commission File Number)         (I.R.S. Employer Identification No.)

         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
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              (Address of Principal Executive Offices)       (Zip Code)

                                 (562) 565-8267
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS
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         Item 7.   Financial Statements and Exhibits

         Item 12.  Results of Operations and Financial Condition

         SIGNATURES


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Item 7.   Financial Statements and Exhibits

(c) Exhibits
    --------

         The following exhibit is furnished with this Report:
         99.1  News Release of the Registrant, dated September 25, 2003

Item 12.  Results of Operations and Financial Condition

         On September 25, 2003, the Registrant issued the News Release attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VANS, INC.
                                           ------------
                                           (Registrant)

Date:  September 25, 2003                   By   /s/ Craig E. Gosselin
                                                 ------------------------
                                                 Craig E. Gosselin
                                                 Senior Vice President
                                                 and General Counsel

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                                  Exhibit Index
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Exhibit                                                           Page No.
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99.1  News Release of the Registrant, dated September 25, 2003